APRIL 28, 2026 FIRST-QUARTER 2026 FINANCIAL RESULTS Exhibit 99.3

1Edison International | First-Quarter 2026 Earnings Call Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the construction, operation, and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of lower-than-expected load growth and higher operating and capital costs (due to factors such as supply chain constraints, tariffs, inflation, and rising interest rates), which could affect SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses and proposed capital investment projects, as well as influence legislative actions; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan, its target energization times and capital investment program, including challenges related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that the California Wildfire Legislation or anticipated new California legislation does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial or contributing cause, including the longevity of the Wildfire Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under the California Wildfire Legislation, including its interpretation of the clarified prudency standard; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission, the California legislature and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, reforming wildfire-related liability protections available to California investor-owned utilities, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to customer notifications and to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | First-Quarter 2026 Earnings Call Key Messages $1.38 Q1 2026 GAAP EPS $1.42 Q1 2026 Core EPS1 Reiterated 5–7% Core EPS CAGR 2025–20302 Affirmed $5.90–6.20 2026 Core EPS Guidance1 First-quarter performance reflects continued disciplined execution, steady operational progress, and clear focus on affordability and other priorities that matter most to our customers, communities, and capital providers Affirmed 2026 Core EPS1 guidance of $5.90–6.20 1. See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Compound annual growth rate (CAGR) based on starting point of $5.84 2 1 Continued confidence in delivering 5–7% Core EPS1 growth from 2025 to 203023

3Edison International | First-Quarter 2026 Earnings Call Focuses on targeted, risk-based mitigation and long-term investments to reduce losses in the highest-risk communities Examines options to rebalance how catastrophe costs are shared to support recovery, affordability, and system stability Evaluates expanded state participation to address financing and protection gaps not covered by existing mechanisms SB 254 study concludes California’s wildfire problem is systemic and requires coordinated statewide solutions Whole of society framing Study comprehensively analyzes wildfire risk as the result of interacting forces that cannot be addressed through incremental changes to any single part of the system Cost-of-inaction baseline Study quantifies cost of inaction as a baseline to compare “Policy Pathways” against, presenting a call to action for the State to develop a durable way to address systemic challenges Study presents options via three non-exclusive policy pathways for legislative consideration 1 2 3Commit to Community Wildfire Risk Reduction Equitably Allocate Catastrophe Burdens State Roles for Addressing Catastrophe Resiliency

First Quarter Earnings Summary

		Q1 2026		Q1 2025		Variance
Basic Earnings Per Share (EPS)						
SCE	$	1.61	$	4.07	$	(2.46)
EIX Parent & Other		(0.23)		(0.34)		0.11
Basic EPS	**$**	**1.38**	**$**	**3.73**	**$**	**(2.35)**
Less: Non-core Items[1]						
SCE	$	(0.04)	$	2.46	$	(2.50)
EIX Parent & Other		—		(0.10)		0.10
Total Non-core Items	**$**	**(0.04)**	**$**	**2.36**	**$**	**(2.40)**
Core Earnings Per Share (EPS)						
SCE	$	1.65	$	1.61	$	0.04
EIX Parent & Other		(0.23)		(0.24)		0.01
Core EPS	**$**	**1.42**	**$**	**1.37**	**$**	**0.05**

Key SCE EPS Drivers		
Higher revenue	$	0.52
Higher O&M		(0.03)
Higher depreciation		(0.12)
Higher property and other taxes		(0.02)
Higher interest expense		(0.34)
Higher other income		0.02
Div on preference stock		0.01
Total core drivers	$	0.04
Non-core items[1]		(2.50)
Total	$	(2.46)

EIX EPS		
Total core drivers	$	0.01
Non-core items		0.10
Total	$	0.11

Takeaways

First-quarter 2026 Core EPS increased year over year, primarily due to:

- ▲ **SCE: The adoption of the 2025 GRC final decision in the third quarter of 2025, partially offset by the absence of a benefit to interest expense related to cost recoveries authorized under the TKM Settlement Agreement in Q1 2025**
- ▲ **EIX Parent and Other: Lower preferred stock dividends, partially offset by higher interest expense**

1. See EIX Core EPS Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix

Note: Diluted earnings were $1.37 and $3.72 per share for the three months ended March 31, 2026 and 2025, respectively

Edison International | First-Quarter 2026 Earnings Call

Energy for What's Ahead®

4

5Edison International | First-Quarter 2026 Earnings Call 2026–2030 Capital Expenditures Plan1 Five-year capex plan of ~$38–$41 billion to strengthen reliability, resilience, and readiness to meet customer needs Capital Expenditures, $ in Billions 1. Forecast includes amounts approved in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate annual updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations 6.5 6.7 6.7 7.9 8.1 0.8 0.9 0.9 1.1 1.0 $7.3 $7.6 $7.6 $9.0 $9.1 2026 2027 2028 2029 2030 CPUC FERC Range Case2 $7.1 $7.3 $7.2 $8.0 $7.9 Forecast through 2030 includes: • 2025 GRC approval • CAISO-awarded FERC transmission projects • Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2026–2030) • Planned 2029 GRC request Beyond 2030, continued long- term capital investment opportunities to serve customers • 2029 GRC investments • CAISO-awarded FERC transmission projects (~$2bn) • Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2031–2033)

6Edison International | First-Quarter 2026 Earnings Call 40.1 43.2 46.4 49.8 53.8 58.4 7.5 7.6 8.0 8.3 8.8 9.5 $47.6 $50.8 $54.4 $58.1 $62.6 $67.9 2025 2026 2027 2028 2029 2030 Projected ~7% rate base growth driven by investments to enable customer-driven load growth CPUC FERC ~7% CAGR 2025–2030 Range Case (Recorded) $50.8 $54.3 $57.7 $61.7 $66.1 2025–2030 SCE Rate Base Weighted Average Rate Base, $ in Billions Forecast through 2030 includes: • 2025 GRC approval • CAISO-awarded FERC transmission projects • Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2026–2030) • Planned 2029 GRC request Beyond 2030, continued long- term capital investment opportunities to serve customers • 2029 GRC investments • CAISO-awarded FERC transmission projects (~$2bn) • Advanced metering infrastructure program (~50% of total $3.1bn projected spend is 2031–2033)

EIX affirms 2026 Core EPS guidance of $5.90–6.20 and 2027 Core EPS guidance of $6.25–6.65

EIX 2026 and 2027 Core Earnings Per Share Guidance Ranges

	2026 Guidance		2027 Guidance
SCE EPS	6.81–7.07		7.20–7.53
EIX Parent and Other EPS	(0.91)–(0.87)		(0.95)–(0.88)
EIX Consolidated Core EPS	**$5.90–6.20**	**~7% Growth** →	**$6.25–6.65**
Share Count (in millions)	*385*		*385*

Providing 2027 outlook given visibility through GRC cycle

- Expected to be at high-end of long-term growth rate range of 5–7%
- Core EPS growth driven primarily by ~7% rate base growth
- Modeling considerations can be found in Additional Information section

Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding

Edison International | First-Quarter 2026 Earnings Call
Energy for What's Ahead®
7

8Edison International | First-Quarter 2026 Earnings Call 1. Compound annual growth rate (CAGR) based on starting point of $5.84 Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding EIX 2028 Core Earnings Per Share Guidance Range 2028 Guidance SCE EPS 7.74–8.04 EIX Parent and Other EPS (1.00)–(0.90) EIX Consolidated Core EPS $6.74–7.14 Share Count (in millions) 385 EIX reaffirms 2028 Core EPS guidance of $6.74–7.14, representing 5–7% growth from 20251

9Edison International | First-Quarter 2026 Earnings Call EIX projects 5–7% Core EPS growth for 2025 to 2030, with no equity needs in financing plan 1. Financing plan is subject to change. Incorporates expected Woolsey securitization 2. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors 3. Incremental to refinancing of maturities. Values shown include both SCE and parent debt $5.84 $7.45–8.20 Original 2025 Midpoint 2030 Target Achievable EPS growth for 2030 Core Earnings per Share Guidance 5–7% CAGR 2026–2030 EIX consolidated financing plan1 $ in Billions Uses Sources Capital Plan $38–41 Dividends2 $7–9 Net cash provided by operating activities $36–38 Incremental Debt3 $9–12

Rate base and EPS growth aligned with grid safety, reliability, and customer affordability

5–7% Core EPS CAGR[1] 2025–2030	Underpinned by strong rate base growth of ~7% $38–41 billion 2026–2030 capital program
~5% current dividend yield[2]	22 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings
Investments in safety and reliability of the grid	Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition
One of the strongest electrification profiles in the industry	Industry-leading programs for transportation electrification Expected ~30–40% load growth by 2035 and nearly doubling by 2045[3]

1. Compound annual growth rate (CAGR) based on starting point of $5.84
2. Based on EIX stock price on April 27, 2026
3. Relative to 2025

Edison International | First-Quarter 2026 Earnings Call

Energy for What's Ahead®

10

ADDITIONAL INFORMATION

Eaton Fire: Currently unable to estimate potential losses; SCE has clear sources for funding claims resolution[1]

Investigation Status[2]

While SCE has not conclusively determined causation, SCE is not aware of evidence pointing to another possible source of ignition.

Absent additional evidence, SCE believes that it is likely that its equipment could have been associated with the ignition of the Eaton Fire.

Based on the information it has reviewed, SCE believes that it will be able to make a good faith showing that its conduct with respect to its transmission facilities in the preliminary area of origin was consistent with the actions of a reasonable utility.

Wildfire Recovery Compensation Program Stats[3]

- Nearly 3,150 claims submitted, consisting of almost 9,500 individuals, trusts, and legal entities
- Nearly 1,500 offers extended to nearly 3,700 claimants, totaling more than $500 million
- More than 735 claimants paid, totaling more than $100 million

Clear funding sources mitigate balance sheet exposure from claims resolution[4]

1	First $1Bn[5]	Customer–funded self-insurance
2	Up to remaining capacity of Wildfire Fund	Reimbursement from Wildfire Fund[1]
3	Above capacity of Wildfire Fund	SB 254 provides ability to securitize[6]

1. Refers to claims for third-party damages related to the Eaton Fire eligible for reimbursement from the Wildfire Fund's Initial Account, which will be subject to approval of the fund administrator
2. For further details, see "Management Overview—Southern California Wildfires and Mudslides" in the 2025 10-K
3. As of April 27, 2026
4. Refers to funding sources prior to a CPUC determination of prudency. For further details, see "Management Overview—Southern California Wildfires and Mudslides" in the 2025 10-K
5. Customer-funded self-insurance includes a $12.5 million shareholder contribution
6. Subject to CPUC approval. If the CPUC determines that the costs were not prudently incurred, SCE will be required to return any amounts recovered back to customers over a period that matches the remaining duration of the financing instrument through credits to customer rates

Edison International | First-Quarter 2026 Earnings Call

Energy for What's Ahead®

12

By end of 2027, SCE will have recovered $11+ billion of historical costs, enhancing its balance sheet and credit metrics

~$8.3 billion
memo account recovery 2021–1Q2026[1]

~$3.2 billion
securitizations of AB 1054 capex and TKM cost recovery completed

~$3.2 billion
remaining recoveries through 2027

~$3.2 billion remaining GRC and wildfire-related application recoveries[2]

Expected annual rate recovery or securitization; $ in Millions



$2.8
Woolsey Securitization
2.0
Rate Recovery[3]
0.8
$0.4
0.4
$-
By 2027, nearly all of GRC and wildfire-related memo account recoveries will be complete; currently $0 in 2028+ with fewer expected applications in the future
Q2–Q4 2026
2027
2028

1. Includes ~$3.2 billion recovered through securitization of AB 1054 capital expenditures and TKM authorized costs
2. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For Woolsey securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate. Woolsey Securitization estimate will be further refined as timing and costs of securitization transaction are evaluated
3. Includes approved applications including the 2025 GRC, 2023 WMCE, 2022 WM/VM, Woolsey CEMA, TKM CEMA, and various others account for ~$1.2 billion; also includes pending applications already submitted to the CPUC. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval

Note: Numbers may not add due to rounding

Edison International | First-Quarter 2026 Earnings Call
Energy for What's Ahead®
13

14Edison International | First-Quarter 2026 Earnings Call 2026–2028 Modeling Considerations Variable 2026 2027 2028 SCE Rate Base ($ billions) $50.8 $54.3–54.4 $57.7–58.1 Rate Base Mix (CPUC/FERC) 85% / 15% 85% / 15% 86% / 14% Authorized ROEs (CPUC/FERC) 10.03% / 10.30% 10.03% / 10.30% 10.03% / 10.30% Authorized Equity Ratios (CPUC/FERC) 52% / 47.5% 52% / 47.5% 52% / 47.5% TKM/Woolsey Interest Benefit1 (Core EPS) ~32¢ ~32¢ ~32¢ SCE Wildfire Debt Rate (Pre-tax) 5.3% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions EIX Parent Debt Rate (Pre-tax) 5.4% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions Equity Issuance ($ millions) No equity issuance forecasted from 2026–2030 Share Count (millions) 385 385 385 1. Compared to 2024 baseline

15Edison International | First-Quarter 2026 Earnings Call Q1 2026 Q1 2025 SCE 619$ 1,567$ EIX Parent & Other (88) (131) Basic Earnings 531$ 1,436$ Non-Core Items SCE Wildfire-related recoveries, net of claims and expenses 13 1,351 Wildfire Fund expense (35) (36) Income tax benefit (expense)1 6 (368) Subtotal SCE (16) 947 EIX Parent & Other Changes to wildfire claims and expenses insured by EIS 1 (50) Income tax benefit1 — 11 Subtotal EIX Parent & Other 1 (39) Less: Total non-core items (15)$ 908$ SCE 635 620 EIX Parent & Other (89) (92) Core Earnings 546$ 528$ Earnings Non-GAAP Reconciliations 1. SCE non-core items are tax-affected at an estimated statutory rate of approximately 28%; wildfire claims insured by EIS are tax-affected at the federal statutory rate of 21% Reconciliation of EIX GAAP Earnings to EIX Core Earnings Net Income (Loss) Available to Edison International, $ in Millions

16Edison International | First-Quarter 2026 Earnings Call Q1 2026 Q1 2025 Basic EPS 1.38$ 3.73$ Non-Core Items SCE Wildfire-related recoveries, net of claims and expenses 0.03 3.51 Wildfire Fund expense (0.09) (0.09) Income tax benefit (expense)2 0.02 (0.96) Subtotal SCE (0.04) 2.46 EIX Parent & Other Changes to wildfire claims and expenses insured by EIS — (0.13) Income tax benefit2 — 0.03 Subtotal EIX Parent & Other — (0.10) Less: Total non-core items (0.04) 2.36 Core EPS 1.42$ 1.37$ EIX Core EPS Non-GAAP Reconciliations 1. EPS is based on weighted-average share count of 385 million for both 2026 and 2025 2. SCE non-core items are tax-affected at an estimated statutory rate of approximately 28%; wildfire claims insured by EIS are tax-affected at the federal statutory rate of 21% Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Available to Edison International1

17Edison International | First-Quarter 2026 Earnings Call Low High Basic EIX EPS $5.86 $6.16 Total Non-Core Items1 (0.04) (0.04) Core EIX EPS $5.90 $6.20 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2026 EPS Available to Edison International

18Edison International | First-Quarter 2026 Earnings Call Use of Non-GAAP Financial Measures EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Edison International's earnings and basic earnings per share (EPS) are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings and core EPS internally for financial planning and for analysis of performance. Core earnings and core EPS are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. The Company is unable to provide a reconciliation of forward-looking core EPS guidance for 2027, 2028, and 2030 to the most directly comparable GAAP measure because certain items affecting GAAP EPS, including but not limited to wildfire-related costs, regulatory outcomes, and other non-core items, are inherently unpredictable and cannot be estimated without unreasonable effort. The probable significance of these items is such that they could have a material impact on GAAP results in future periods.